USAA GROWTH FUND

              SUPPLEMENT dated SEPTEMBER 20, 1995
                        to the PROSPECTUS
                     dated FEBRUARY 1, 1995



On July 12, 1995, the Board of Directors approved a change in the Growth Fund's investment policy increasing its limitation of investments in American Depositary Receipts (ADRs) or similar forms of ownership interest in securities of foreign issuers deposited with a depositary, and securities of foreign issuers which are traded on U.S. securities exchanges or in U.S. over-the-counter markets from 10% to 30%.

     The first sentence of the fourth paragraph under the section
"Investment Policies and Techniques" on page 8 of the Fund's Prospectus is updated as follows:

           Up to 30% of the Fund's total assets may be invested in American Depositary Receipts (ADRs) or similar forms of ownership interest in securities of foreign issuers deposited with a depositary, and securities of foreign issuers which are traded on U.S. securities exchanges or in U.S. over-the-counter markets.


27027-0995





                     USAA GROWTH FUND

               February 1, 1995   PROSPECTUS



USAA Growth Fund (the Fund) is one of seven no-load mutual funds offered by USAA Mutual Fund, Inc. (the Company). The Fund is managed by USAA Investment Management Company (the Manager).

                   WHAT ARE THE INVESTMENT
                   OBJECTIVE AND POLICIES?

The Fund's primary investment objective is long-term growth of capital with secondary objectives of regular income and conservation of principal. Investments are primarily in common stocks. Page 8.

  HOW DO YOU BUY?
     Fund shares are sold on a continuous basis at the net asset value per share without a sales charge. Make your initial investment directly with the Manager by mail or in person. Page 9.

  HOW DO YOU SELL?
     You may redeem shares of the Fund by mail, telephone, fax, or telegraph on any day that the net asset value is calculated. Page 11.

     This Prospectus, which should be read and retained for future reference, provides information regarding the Company and the Fund that you should know before investing.

     Shares of the USAA Growth Fund are not deposits or other obligations of, or guaranteed by the USAA Federal
Savings Bank, are not insured by the FDIC or any other
Government Agency, and are subject to market risks.

     If you would like more information, a STATEMENT OF
ADDITIONAL INFORMATION of the Company, dated February 1,
1995, is available upon request and without charge by writing to USAA MUTUAL FUND, INC., 9800 Fredericksburg
Rd., San Antonio, TX 78288, or by calling 1-800-531-8181.
The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
  SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
      COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
      COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF
         THIS PROSPECTUS.  ANY REPRESENTATION TO
            THE CONTRARY IS A CRIMINAL OFFENSE.

  TABLE OF CONTENTS

                                                       Page
                       SUMMARY DATA
     Fees and Expenses                                  3
     Financial Highlights                               4
     Performance Information                            6

                    USING MUTUAL FUNDS
     USAA Family of No-Load Mutual Funds                6
     Using Mutual Funds in an Investment Program        7

             INVESTMENT PORTFOLIO INFORMATION
     Investment Objective and Policies                  8

                  SHAREHOLDER INFORMATION
     Purchase of Shares                                 9
     Redemption of Shares                              11
     Conditions of Purchase and Redemption             12
     Exchanges                                         13
     Other Services                                    14
     Share Price Calculation                           15
     Dividends, Distributions and Taxes                16
     Management of the Company                         17
     Service Providers                                 18
     Description of Shares                             18
     Telephone Assistance Numbers                      18




                     FEES AND EXPENSES

The following summary is provided to assist you in understanding the expenses you will bear directly or indirectly.

Shareholder Transaction Expenses
-------------------------------------------------------------------------
Sales Load Imposed on Purchases                   None
Sales Load Imposed on Reinvested Dividends        None
Deferred Sales Load                               None
Redemption Fee*                                   None
Exchange Fee                                      None



Annual Fund Operating Expenses** (as a percentage of average net assets)
-------------------------------------------------------------------------
Management Fee                                     .75%
12b-1 Fee                                         None
Other Expenses
    Transfer Agent Fee***                     .22%
    Custodian Fee                             .02%
    All Other Expenses                        .05%
                                             ----
Total Other Expenses                               .29%
                                                  ----
Total Operating Expenses                          1.04%
                                                  ====
-------------------------------------------------------------------------
   * A shareholder who requests delivery of redemption proceeds by wire transfer will be subject to a $10 fee. See Redemption of Shares - Bank Wire Redemption.
  ** Based upon the ten-month period ended July 31, 1994.
 *** The Fund pays USAA Shareholder Account Services an annual fixed fee per account for its services. See Transfer Agent in the Statement of Additional Information, page 23.


Example of Effect of Fund Expenses
-------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of the periods shown.

      1   year      -    $     11
      3   years     -    $     33
      5   years     -    $     57
     10   years     -    $    127

The above example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                   FINANCIAL HIGHLIGHTS

The following per share operating performance for a share outstanding throughout the ten-month period ended July
31, 1994 and each period in the nine-year period ended
September 30, 1993, has been derived from financial statements audited by KPMG Peat Marwick LLP. This table should be read in conjunction with the financial statements and related notes that appear in the Fund's
Annual Report. Further performance information is contained in the Annual Report and is available upon request without charge.

                            TEN-MONTH
                           PERIOD ENDED
                             JULY 31,         YEAR ENDED SEPTEMBER 30,
                               1994      1993      1992      1991      1990
                               ----      ----      ----      ----      ----
Net asset value at
   beginning of period       $ 19.76   $ 17.49   $ 16.28   $ 13.25   $ 14.68
Net investment income            .19       .19       .36       .46       .41
Net realized and
   unrealized gain (loss)       (.17)     2.67      1.26      3.03     (1.38)
Distributions from net
   investment income            (.16)     (.32)     (.41)     (.46)     (.46)
Distributions of realized
   capital gains               (1.99)     (.27)       -         -         -
                              ------    ------    ------    ------    ------
Net asset value at
   end of period             $ 17.63   $ 19.76   $ 17.49   $ 16.28   $ 13.25
                              ======    ======    ======    ======    ======
Total return (%)*                .31     16.77     10.17     27.12     (6.78)
Net assets at end of
   period ($000)            $618,685  $605,457  $432,125  $318,846  $223,051
Ratio of expenses to
   average net assets (%)       1.04(a)   1.07      1.07      1.11      1.18
Ratio of net investment
   income to average net
   assets (%)                   1.33(a)   1.07      2.27      3.18      2.95
Portfolio turnover (%)        117.80     96.19     39.39     36.99     55.77



                                           YEAR ENDED SEPTEMBER 30,
                               1989      1988      1987      1986      1985
                               ----      ----      ----      ----      ----
Net asset value at
   beginning of period       $ 11.68   $ 19.63   $ 15.94   $ 13.76   $ 13.07
Net investment income            .41       .29       .38       .22       .26
Net realized and
   unrealized gain (loss)       2.93     (3.99)     5.09      2.54       .65
Distributions from net
   investment income            (.34)     (.37)     (.19)     (.28)     (.22)
Distributions of realized
   capital gains                  -      (3.88)    (1.59)     (.30)       -
                              ------    ------    ------    ------    ------
Net asset value at
   end of period             $ 14.68   $ 11.68   $ 19.63   $ 15.94   $ 13.76
                              ======    ======    ======    ======    ======
Total return (%)*              29.37    (18.28)    37.93     20.66      7.11
Net assets at end of
   period ($000)            $229,547  $208,129  $272,257  $173,775  $145,191
Ratio of expenses to
   average net assets (%)       1.19      1.22      1.09      1.09      1.06
Ratio of net investment
   income to average net
   assets (%)                   3.02      2.40      2.14      1.37      1.86
Portfolio turnover (%)         95.28    109.22    124.26    109.65    128.20

--------------
   * Assumes reinvestment of all dividend income and capital gain distributions during the period.
 (a) Annualized. The ratio is not necessarily indicative of 12 months of operations.


                  PERFORMANCE INFORMATION

Performance information should be considered in light of the Fund's investment objective and policies and market conditions during the time periods for which it is reported. Historical performance should not be considered as representative of the future performance of the Fund.
     The Company may quote the Fund's total return in advertisements and reports to shareholders or prospective investors. The Fund's performance may also be compared to that of other mutual funds with a similar investment objective and to stock or relevant indexes that are referenced in Appendix B in the Company's Statement of Additional Information. Standard total return results reported by the Fund do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $10 fee for a delivery of redemption proceeds by wire transfer.
     The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specific period which, when applied to a hypothetical $1,000 investment in the Fund at the beginning of the period, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions during the period.
     Further information concerning the Fund's total return is included in the Company's Statement of Additional Information.

            USAA FAMILY OF NO-LOAD MUTUAL FUNDS

The USAA Family of No-Load Mutual Funds includes a variety of portfolios, each with different objectives and policies. In combination, these portfolios are designed to provide investors with the opportunity to formulate their own investment program. An investor in any one portfolio may exchange into any other portfolio. For more complete information about the portfolios in the USAA Family of Funds, including charges and expenses, call the Manager for a Prospectus. Be sure to read it carefully before you invest or send money.

                  USAA MUTUAL FUND, INC.
                  Aggressive Growth Fund
                        Growth Fund
                   Growth & Income Fund
                     Income Stock Fund
                        Income Fund
                   Short-Term Bond Fund
                     Money Market Fund

                   USAA INVESTMENT TRUST
                  Balanced Portfolio Fund
                     Cornerstone Fund
                   Emerging Markets Fund
                         Gold Fund
                    International Fund
                     World Growth Fund
                        GNMA Trust
                Treasury Money Market Trust

                USAA TAX EXEMPT FUND, INC.
                      Long-Term Fund
                  Intermediate-Term Fund
                      Short-Term Fund
               Tax Exempt Money Market Fund
                   California Bond Fund*
               California Money Market Fund*
                    New York Bond Fund*
                New York Money Market Fund*
                    Virginia Bond Fund*
                Virginia Money Market Fund*

                 USAA STATE TAX-FREE TRUST
               Florida Tax-Free Income Fund*
            Florida Tax-Free Money Market Fund*
                Texas Tax-Free Income Fund*
             Texas Tax-Free Money Market Fund*

          *  Available for sale only to residents
                 of these specific states.



        USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I.  THE IDEA BEHIND MUTUAL FUNDS
Mutual funds were conceived as a vehicle that could give small investors some of the advantages enjoyed by wealthy investors. A relatively small investment buys part of a widely diversified portfolio. That portfolio is managed by investment professionals, relieving the shareholder of the need to make individual stock or bond selections.
The investor also enjoys conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result each shareholder owns an investment that in earlier times would have been available only to very wealthy people.

II.  USING FUNDS IN AN INVESTMENT PROGRAM
In choosing a mutual fund as an investment vehicle, the shareholder is foregoing some investment decisions, but must still make others. The decisions foregone are those involved with choosing individual securities. The Fund
Manager will perform that function. In addition, the Manager will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.
     The shareholder, however, retains at least part of the responsibility for an equally important decision.
This decision includes determining a portfolio of mutual funds that balances the investor's investment goals with his or her tolerance for risk. It is likely that this decision may involve the use of more than one fund of the USAA Family of Funds.
     For example, assume a shareholder wished to invest in a widely diversified common stock portfolio. The shareholder could include the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, and Income Stock Fund in such a portfolio. This portfolio would include stocks of large and small companies, high-dividend stocks and growth stocks. This is just one example of how an individual could combine funds to create a portfolio tailored to his or her own risk and reward goals.

III.   USAA'S FAMILY OF FUNDS
The Manager offers investors another alternative in its portfolio funds, the Balanced Portfolio and Cornerstone
Funds. Both of these unique mutual funds provide a professionally managed diversified investment portfolio within a mutual fund. These funds are designed for the shareholder who prefers to delegate the asset allocation process to an investment manager. The funds are structured to achieve diversification across a number of investment categories.
     Whether you prefer to create your own mix of mutual funds or use a portfolio fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our sales representatives stand ready to inform you of your choices and to help you craft a portfolio which meets your needs.

             INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE
The Fund's primary investment objective is long-term growth of capital with secondary objectives of regular income and conservation of principal.
     The investment objective of the Fund cannot be changed without shareholder approval. In view of the risks inherent in all investments in securities, there is no assurance that this objective will be achieved.
     The investment policies and techniques used to pursue the Fund's objective may be changed without shareholder approval, except as otherwise noted. Further information regarding the Fund's investment policies and restrictions is provided in the Company's Statement of Additional Information.

INVESTMENT POLICIES AND
TECHNIQUES
The Manager will pursue this objective by investing the Fund's assets primarily in common stocks or in securities convertible into common stocks or securities which carry the right to buy common stocks and U.S. Real Estate
Investment Trusts (REITs). The Fund will limit its investments in convertible securities, at the time of acquisition, to 5% of the value of its net assets. The
Fund's investments in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. In addition, REITs are dependent upon the capabilities of the REIT manager(s) and have limited diversification.
     A carefully selected portfolio of securities broadly diversified among industries and companies will be maintained. Generally, investments will be in established companies with substantial capitalization.
The Manager may also invest in nonconvertible debt securities and nonconvertible preferred stock when these securities seem to offer a good prospect for appreciation.
     The Manager will not seek to realize profits for the Fund by anticipating short-term market movements and intends to purchase securities for long-term capital appreciation.
     Up to 10% of the Fund's total assets may be invested in American Depositary Receipts (ADRs) or similar forms of ownership interest in securities of foreign issuers deposited with a depositary, and securities of foreign issuers which are traded on U.S. securities exchanges or in U.S. over-the-counter markets. Securities of foreign issuers may present greater risks than securities of domestic issuers. Such risks include currency exchange rate fluctuations, increased price volatility, different accounting, reporting and disclosure requirements, and political or social instability. These investments may be subject to foreign withholding taxes which may reduce the effective rates of return.
     As a temporary defensive measure, the Manager may invest up to 100% of the Fund's assets in high quality, short-term debt instruments.

LIQUIDITY
The Fund may not invest more than 5% of the value of its assets in securities which are illiquid or not readily marketable.

INVESTMENT RESTRICTIONS
The following restrictions may not be changed without shareholder approval:

a. The Fund may borrow only from banks, and then not to purchase portfolio securities, but only for temporary or emergency purposes. Such borrowing will be in amounts not more than 5% of the market value of the Fund's assets or not more than 10% of the value of its total assets taken at cost, whichever amount is less.

b. The Fund may not purchase securities (including commercial paper) of any issuer if such purchase would at that time (i) cause more than 5% of the value of the Fund's assets to be invested in securities of any one issuer other than the U.S.
     Government or its corporate instrumentalities or
     (ii) cause the Fund to own more than 10% of the outstanding voting securities of any issuer.

c. The Fund may not invest more than 25% of the value of its total assets in any one industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government or its corporate instrumentalities.

                    PURCHASE OF SHARES

OPENING AN ACCOUNT
You may open an account and make an investment by any of the methods described in the following table. A complete, signed application is required together with a check (payable to USAA Mutual Fund, Inc., Growth Fund) for each new account.

TAX ID NUMBER
We require that each shareholder named on the account provide the Company with a social security number or tax identification number to avoid possible tax withholding requirements.

EFFECTIVE DATE
The purchase of shares will be effective on the day on which a completed application and check are received by the Manager at its principal office in San Antonio, TX, if received before the time the net asset value (NAV) per share is calculated. If an application, check, or funds are received in San Antonio after the time at which the NAV is calculated, the purchase will be effective on the next business day. A check drawn on a foreign bank will not be deemed received for the purchase of shares until such time as the check has cleared and the Manager has received good funds, which may take up to 4 to 6 weeks. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase. To avoid a delay in the effectiveness of your purchase, the Manager suggests that you convert your foreign check to U.S. dollars prior to investment in the Fund.

PURCHASE OF SHARES
INITIAL PURCHASES:
Minimum $1,000 -    (Except Spousal Individual Retirement
                    Accounts at $250).

Mail
Send your application and check to:
          USAA Investment Management Company
          9800 Fredericksburg Rd., San Antonio, TX 78288

In Person
Bring your application and check to:
          USAA Investment Management Company
          USAA Federal Savings Bank
          10750 Robert F. McDermott Freeway
          San Antonio, TX

Exchange
Call our telephone assistance numbers. The new account must have the same registration as the account from which you are exchanging.

ADDITIONAL PURCHASES:  Minimum $50

Mail
Send your check and the "Invest By Mail" stub, which accompanies your Fund's transaction confirmation, to the Transfer Agent:
          USAA Shareholder Account Services
          9800 Fredericksburg Rd., San Antonio, TX 78288

Bank Wire
Purchase
Instruct your bank (which may charge a fee for the service) to wire the specified amount to the Company as follows:
          State Street Bank and Trust Company
          Boston, MA  02101
          ABA# 011000028
          Attn: USAA Growth Fund
          USAA AC-69384998
          Shareholder(s) Name(s)
          Shareholder Account Number

Electronic
Funds
Transfer (EFT)
You can pay for purchases electronically via electronic funds transfer. Systematic (regular) purchases can be deducted from your bank account, payroll, income-producing investment, or from a USAA money market account. Intermittent (as-needed) purchases can be deducted from your bank account through our Buy/Sell Service.
     Establish any of our electronic investing services when you apply for your account, or later upon request.

                   REDEMPTION OF SHARES

You may redeem shares of the Fund by any of the methods described in the following table on any day the NAV is calculated. Redemptions will be effective on the day on which instructions are received in accordance with the requirements set forth below. However, if instructions are received after the NAV calculation, redemption will be effective on the next business day.

REDEMPTION PROCEEDS
Redemption proceeds are distributed within seven days after the effective date of redemption. Payment upon redemption of shares purchased by check or electronic funds transfer will not be disbursed until the purchase check or electronic funds transfer has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, the Manager suggests you purchase by bank wire or certified check to avoid delay.
     In addition, the Company may elect to suspend the redemption of shares or postpone the date of payment during any period that the New York Stock Exchange is closed, or trading in the markets the Company normally utilizes is restricted, or during any period that redemption is otherwise permitted to be suspended by the Securities and Exchange Commission.

Redemption
of Shares
Any of the following methods may be used to authorize the Transfer Agent to redeem shares from your account based on instructions received.

Written,
Fax, or
Telegraph
Send your written instructions to:
          USAA Shareholder Account Services
          9800 Fredericksburg Rd., San Antonio, TX 78288
Send a signed fax to 210-498-2889, or send a telegraph to USAA Shareholder Account Services.

     Written redemption requests must include the following: (1) a letter of instruction or stock assignment, and stock certificate (if issued), specifying the Fund and the number of shares or dollar amount to be redeemed; (2) signatures of all owners of the shares exactly as their names appear on the account; (3) other supporting legal documents, if required, as in the case of estates, trusts, guardianships, custodianships, partnerships, corporations, and pension and profit-sharing plans; and (4) method of payment.

Telephone
Call toll free 1-800-531-8448, in San Antonio, 210-456-7202.

     The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions.
Information is obtained prior to any discussion regarding an account including: (1) USAA number or account number,
(2) the name(s) on the account registration, and (3) social security number or tax identification number for the account registration. In addition, all telephone communications with a shareholder are recorded and confirmations of all account transactions are sent to the address of record.
     Redemption by telephone, fax, or telegraph is not available to shares represented by stock certificates.


                                              (continued)


Methods of
Payment
Any of the following methods of payment may be used with your redemption request.

Bank Wire
Redemption
The wire redemption privilege allows redemptions of $1,000 or more to be sent directly to your bank account. Establish this service when you apply for your account, or later upon request. If your account is at a savings bank, savings and loan association, or credit union, please obtain precise wiring instructions from your institution. Specifically, include the name of the correspondent bank and your institution's account number at that bank. USAA Shareholder Account Services deducts a wire fee from the account for the redemption by wire.
The fee as of the date of this Prospectus is $10 and is subject to change at any time. The fee is paid to State Street Bank and Trust Company and the Transfer Agent for their services in connection with the wire redemption.
Your bank may also charge a fee for receiving funds by wire.

Electronic
Funds
Transfer (EFT)
You can request electronic redemptions via electronic funds transfer. Systematic (regular) or intermittent
(as-needed) redemptions can be credited to your bank account.
     Establish any of our electronic investing services when you apply for your account, or later upon request.

Check
Redemption
You may request a redemption to be paid by check to the registered shareholder(s) and mailed to the address of record. This check redemption privilege is automatically established when your application is completed and accepted. There is a 15 day waiting period before a check redemption can be processed following a telephone address change.

           CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT
If any order to purchase shares is cancelled due to nonpayment or if the Company does not receive good funds either by check or electronic funds transfer, the cancellation will be treated as a redemption of shares purchased and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, shares can be redeemed from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA Family of Funds. A $15 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES
Fund shares may be transferred to another person by sending written instructions to the Transfer Agent. The account must be clearly identified and the shareholder must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer.
You also need to send written instructions and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, an application must be completed and returned to the Transfer Agent.

ACCOUNT BALANCE
The Board of Directors may cause the redemption of an account with a balance of less than 10 shares of the Fund, subject to certain limitations described in Additional Information Regarding Redemption of Shares in the Company's Statement of Additional Information.

COMPANY RIGHTS
The Company reserves the right to:
(1) reject purchase or exchange orders when in the best interest of the Company;
(2) limit or discontinue the offering of shares of any portfolio of the Company without notice to the shareholders;
(3) impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); provided, however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors and adequate notice has been given to shareholders;
(4) require a signature guarantee when deemed appropriate by the Manager for purchases, redemptions, or changes in account information. The section Additional Information Regarding Redemption of Shares in the Company's Statement of Additional Information contains information on acceptable guarantors.

                        EXCHANGES

EXCHANGE PRIVILEGE
The Exchange Privilege is automatically established when you complete your application. You may exchange shares among portfolios in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and that the shares to be acquired are offered in your state of residence. Exchange redemptions and purchases will be processed simultaneously at the share prices next determined after the exchange order is received. For federal income tax purposes, an exchange between portfolios is a taxable event. Accordingly, a capital gain or loss may be realized.
     The Fund has undertaken certain procedures regarding telephone transactions. See Redemption of Shares - Telephone.

EXCHANGE LIMITATIONS,
EXCESSIVE TRADING
To minimize Fund costs and to protect the portfolios and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. Exchanges out of any portfolio in the USAA Family of Funds are limited for each account to six per calendar year except that there is no limitation on exchanges out of the Short-Term Bond
Fund, Tax Exempt Short-Term Fund, or any of the money market funds in the USAA Family of Funds.

                      OTHER SERVICES

INVESTMENT PLANS
You may establish a systematic investment plan by completing the appropriate forms. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. Call the Manager to obtain instructions.
More information about these preauthorized plans is contained in the Company's Statement of Additional Information.

InvesTronic(registered trademark) - the periodic purchase of shares through electronic funds transfer from a checking or savings account.

Direct Purchase Service - the periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

Automatic Purchase Plan - the periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund.

Buy/Sell Service - the intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account.

Systematic Withdrawal Plan - the periodic redemption of shares from one of your accounts permitting you to receive a fixed amount of money monthly or quarterly.

Retirement Plans - plans are available for IRA (including
SEP/IRA) and 403(b)7. Federal taxes on current income may be deferred if an investor qualifies.

SHAREHOLDER STATEMENTS
AND REPORTS
You will receive a confirmation after each account transaction except reinvested dividends. At the end of each quarter you will receive a consolidated statement reflecting all of your mutual fund accounts, regardless of account activity. The fourth quarter consolidated statement mailed to each shareholder will reflect annual account history for the prior tax year. There will be a $10 fee charged for copies of historical statements for other than the prior tax year for any one account. You will receive the Fund's financial statements with a summary of its investments and performance at least semiannually.
     In an effort to reduce expenses and respond to shareholders' requests to reduce mail, the Company intends to consolidate mailings of Annual and Semiannual
Reports to households having multiple accounts with the same address of record. One copy of each report will be furnished to that address. You may request additional reports by notifying the Company.

DIRECTED DIVIDENDS
If you own shares in more than one of the funds in the USAA Family of Funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to automatically purchase shares in another fund.

TELEPHONE ASSISTANCE
Call our telephone assistance numbers for specific forms, a copy of the Company's Statement of Additional
Information, the most recent Annual Report and/or
Semiannual Report, or if you have any questions concerning any of the services offered.

                  SHARE PRICE CALCULATION

The price at which shares of the Fund are purchased and redeemed by shareholders is equal to the net asset value
(NAV) per share determined on the effective date of the purchase or redemption.

WHEN
The NAV per share for the Fund is calculated at the close of the regular trading session of the New York Stock
Exchange, which is usually 4:00 p.m. Eastern time. You buy and sell Fund shares at NAV without a sales charge.

HOW
The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting liabilities, and dividing by the number of shares outstanding. Portfolio securities, except as otherwise noted, traded primarily on a securities exchange are valued at the last sales price on that exchange. If no sale is reported, the latest bid price is generally used.
     Over-the-counter securities are generally priced at the last sales price or, if not available, at the average of the bid and asked prices.
     Debt securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Other debt securities may be valued each business day at their current market value as determined by a pricing service approved by the Board of Directors.
Securities which cannot be valued by the methods set forth above are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors.
     For additional information, see Valuation of Securities in the Company's Statement of Additional Information.

            DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Net investment income will be distributed to shareholders
annually.  Any net capital gain generally will be
distributed after the end of the fiscal year.  The Fund
intends to make such additional distributions as may be
necessary to avoid the imposition of any federal income
or excise tax.
     All income dividends and capital gain distributions
are automatically reinvested, unless the shareholder
specifies otherwise.  The share price will be the net
asset value of the Fund shares computed on the ex-dividend
date.  Any income dividend or capital gain distributions
paid by the Fund will reduce the per share net asset value
by theamount of the dividend or distribution.  An investor
should consider carefully the effects of purchasing
shares of the Fund shortly before any dividend or
distribution.   Although in effect a return of capital,
these distributions are subject to taxes.
     Any dividend or distribution payment returned to the Manager as not deliverable will be invested in the shareholder's Fund account at the then-current net asset value. If any check for the payment of dividends or distributions is not cashed within six months from the date on the check, it becomes void. The amount of the check will then be invested in the shareholder's account at the then-current net asset value.

TAXES
The following discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, shareholders are urged to consult their own tax advisers about the status of distributions from the Fund in their own states and localities.

Fund - The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended (the Code). By complying with the applicable provisions of the Code, the Fund will not be subject to federal income tax on its net investment income and net capital gains (capital gains in excess of capital losses) distributed to shareholders.

Shareholder - Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends received deduction available to corporations.
     Distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares, and regardless of the length of time the investor has held the shares of the Fund.

Withholding - The Fund is required by federal law to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who fails to furnish the Fund with a correct tax identification number, who underreports dividend or interest income, or who fails to certify to the Fund that he is not subject to withholding. To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Transfer Agent, that your tax identification number is correct and that you are not currently subject to backup withholding.

Reporting - Information concerning the status of dividends and distributions for federal income tax purposes will be mailed to shareholders annually.

                 MANAGEMENT OF THE COMPANY

The business affairs of the Company are subject to the supervision of the Board of Directors.
     The Manager, USAA Investment Management Company, was organized in May 1970 and is an affiliate of United
Services Automobile Association (USAA), a large diversified financial services institution. As of the date of this Prospectus, the Manager had in excess of $24.5 billion in total assets under management. The
Manager has offices at 9800 Fredericksburg Rd., San
Antonio, TX 78288, which is also home office of USAA and other affiliates.

ADVISORY AGREEMENT
The Manager serves as the manager and investment adviser of the Company, providing services under an Advisory Agreement. Under the Advisory Agreement, the Manager is responsible for the management of the portfolios, business affairs, and placement of brokerage orders, subject to the authority of and supervision by the Board of Directors.
     For its services under the Advisory Agreement, the Fund pays the Manager an annual fee which is computed as a percentage of the Fund's average net assets (ANA), accrued daily, and paid monthly. The management fee for the Fund was computed and paid at three-fourths of one percent (.75%) of ANA (annualized) for the fiscal period ended July 31, 1994. This fee is higher than that charged to most other mutual funds, but is comparable to fees charged to other mutual funds with similar investment objectives and policies.

OPERATING EXPENSES
For the fiscal period ended July 31, 1994, the total annualized operating expenses for the Fund as a percentage of the Fund's ANA equaled 1.04%.

PORTFOLIO TRANSACTIONS
Purchases and sales of equity securities for the Fund's portfolio may be accomplished through USAA Brokerage
Services, a discount brokerage service of the Manager.
The Board of Directors has adopted procedures to ensure that any commissions paid to USAA Brokerage Services are reasonable and fair.

PORTFOLIO MANAGER since 01/94

NAME                David G. Parsons

EDUCATION           BA, Austin College, Texas
                    MA, Southern Illinois
                         University
                    MBA, University of Texas

EXPERIENCE (1)      11 years, investment
                         management
                    11 years, IMCO

BUSINESS            11/92-present, Executive
HISTORY                  Director, Equity
PAST FIVE                Investments
YEARS               07/92-11/92, Associate
                         Portfolio Manager,
                         Equity Investments
                    04/88-06/92, Senior
                         Securities Analyst,
                         Equity Investments

PROFESSIONAL        CFA, 1986
DESIGNATIONS (1)

PROFESSIONAL        AIMR
MEMBERSHIPS (1)     SAFAS

--------
(1)  Abbreviations of designations and organizations used
     in the above table:
IMCO   -  USAA Investment Management Company (the Manager)
CFA    -  Chartered Financial Analyst
AIMR   -  Association for Investment Management and Research
SAFAS  -  San Antonio Financial Analysts Society, Inc.

                     SERVICE PROVIDERS

UNDERWRITER/   USAA Investment Management Company
DISTRIBUTOR    9800 Fredericksburg Rd., San Antonio, Texas 78288.

TRANSFER       USAA Shareholder Account Services
AGENT          9800 Fredericksburg Rd., San Antonio, Texas 78288.

CUSTODIAN      State Street Bank and Trust Company
               P.O. Box 1713, Boston, Massachusetts 02105.

LEGAL          Goodwin, Procter & Hoar
COUNSEL        Exchange Place, Boston, Massachusetts 02109.

INDEPENDENT    KPMG Peat Marwick LLP
AUDITORS       112 East Pecan, Suite 2400, San Antonio, Texas 78205.

                   DESCRIPTION OF SHARES

The Company is an open-end management investment company incorporated under the laws of the State of Maryland on October 14, 1980. The Company is authorized to issue shares in separate classes, or portfolios. The portfolio described in this Prospectus is being offered to the public. The Fund is classified as a diversified investment company. Under the Company's charter, the Board of Directors is authorized to create new portfolios in addition to those already existing without approval of the shareholders of the Company.
     Under provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Ordinarily, no shareholder meeting will be held unless required by the Investment Company Act of 1940. The Directors may fill vacancies on the Board or appoint new Directors provided that immediately after such action at least two-thirds of the Directors have been elected by shareholders.
     Shareholders are entitled to one vote per share
(with proportionate voting for fractional shares) irrespective of the relative net asset value of the shares. For matters affecting an individual fund, a separate vote of the shareholders of that fund is required.

       TELEPHONE ASSISTANCE

      (Call toll free - Central Time)
Monday-Friday 8:00 a.m. to 8:00 p.m.
Saturday: 8:30 a.m. to 5:00 p.m.

For further information on mutual funds:
     1-800-531-8181
     In San Antonio 210-456-7211
For account servicing, exchanges or redemptions:
     1-800-531-8448
     In San Antonio 210-456-7202

      RECORDED 24 HOUR SERVICE

     MUTUAL FUND PRICE QUOTES
     (From any phone)
     1-800-531-8066
     In San Antonio 210-498-8066

      MUTUAL FUND TOUCHLINE(registered trademark)
     (From Touchtone phones only)
For account balance, last transaction or fund prices:
     1-800-531-8777
     In San Antonio 210-498-8777





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